UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2012

RICHARDSON ELECTRONICS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-12906	36-2096643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40W267 Keslinger Road, P.O. Box 393, LaFox, Illinois	60147-0393
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 208-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 3, 2012, Richardson Electronics, Ltd. (“the Company”) announced that Sandeep Beotra has been appointed as the company’s Executive Vice President, Mergers and Acquisitions. He will report directly to Edward J. Richardson, Chairman of the Board and Chief Executive Officer.

Mr. Beotra spent the past eleven years with Morgan Joseph Triartisan LLC, a middle market investment banking firm, where he most recently served as Managing Director covering Technology and Telecommunications. Mr. Beotra received an MBA in Finance from the University of Maryland and earned his undergraduate degree from the Indian Institute of Technology (IIT) in Electronics and Communication Engineering.

The Company and Mr. Beotra entered into an Employment, Nondisclosure and Non-compete Agreement on December 3, 2012 (the “Employment Agreement”). Under the Employment Agreement, Mr. Beotra’s initial base salary will be $325,000 per year. Mr. Beotra will be granted a non-qualified option to purchase 25,000 shares of the Company’s common stock and a restricted stock award for 10,000 shares of the Company’s common stock. The option will have an exercise price equal to the fair market value of the Company’s common stock at the close of business on December 3, 2012, and both the option and restricted stock award will vest in three substantially equal annual installments. Mr. Beotra will be entitled to participate in the Company’s annual cash incentive plan with a target annual incentive bonus equal to 50% of his annual base salary. Mr. Beotra will also participate in other benefit plans offered to executive officers of the Company.

Under the Employment Agreement, Mr. Beotra agrees not to compete with the Company during the term of his employment and for a period of six months thereafter.

A form of the Employment Agreement is filed herewith as Exhibit 10.1. The foregoing description of the Employment Agreement is not complete and is qualified in its entirety by reference to Exhibit 10.1, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release announcing the employment of Mr. Beotra on December 3, 2012. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit 10.1	Form of Employment, Nondisclosure and Non-compete Agreement between the Company and Sandeep Beotra dated as of December 3, 2012.

Exhibit 99.1	Press Release announcing the appointment of Sandeep Beotra as the Company’s Executive Vice President, Mergers and Acquisitions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICHARDSON ELECTRONICS, LTD.

Date: December 5, 2012	By:	/s/ Kathleen S. Dvorak
	Name:	Kathleen S. Dvorak
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
Exhibit 10.1	Form of Employment, Nondisclosure and Non-compete Agreement between the Company and Sandeep Beotra dated as of December 3, 2012.

Exhibit 99.1	Press Release announcing the appointment of Sandeep Beotra as the Company’s Executive Vice President, Mergers and Acquisitions.